                                                                  EXHIBIT 10.2

                        PUT OPTION TERMINATION AGREEMENT

     This PUT OPTION TERMINATION AGREEMENT (this "Termination Agreement") is made and entered into as of March 15, 2000, by and among The Nardi Group, L.L.C., a Delaware limited liability company (the "NAC General Partner"), Prime Group Realty Trust, a Maryland real estate investment trust ("PGRT"), and Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership").

                            W I T N E S S E T H:

     WHEREAS, the parties hereto entered into that certain Put Option Agreement, dated as of November 17, 1997 (the "Put Option Agreement"), a photocopy of which is attached hereto as EXHIBIT A, pursuant to which PGRT and the Operating Partnership granted to the NAC General Partner two options to put portions of the NAC General Partner's 927,100 Common Units of General Partner Interest in the Operating Partnership (the "Nardi GP Common Units") to PGRT and the Operating Partnership on the terms and subject to the conditions set forth in the Put Option Agreement;

     WHEREAS, the NAC General Partner and the Operating Partnership have agreed to convert the Nardi GP Common Units into an equal number of Common Units of Limited Partner Interest in the Operating Partnership subject to the satisfaction of the condition, among others, that the Put Option Agreement be concurrently terminated; and

     WHEREAS, the parties hereto therefore desire to irrevocably and unconditionally terminate the Put Option Agreement.

     NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. TERMINATION OF THE PUT OPTION AGREEMENT.

     The Put Option Agreement is hereby irrevocably and unconditionally terminated in its entirety, and from and after the date hereof the Put Option Agreement shall have no force and effect whatsoever.

     Section 2. CONDITION TO EFFECTIVENESS. This Termination Agreement shall become effective contemporaneously with, and subject to, the approval by PGRT's common shareholders of the issuance by PGRT of up to 927,100 (subject to any applicable anti-dilution adjustments) of its common shares of beneficial interest upon exchange of the New LP Common Units.

     Section 3. SEVERABILITY.

     Any invalidity, illegality or unenforceability of any provision of this Termination Agreement shall not render invalid, illegal or unenforceable the remaining provisions hereof.

     Section 4. HEADINGS.

     The headings contained herein are for convenience of reference only and shall not be deemed to be part of this Termination Agreement.

     Section 5. COUNTERPARTS.

     This Termination Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Termination Agreement immediately upon affixing its signatures hereto.

     Section 6. GOVERNING LAW.

     This Termination Agreement shall be governed by and construed under the laws of the State of Illinois without regard to the principles of conflicts of laws.

                           [signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the day and year first written above.

                                       THE NARDI GROUP, L.L.C.


                                       By: /s/Stephen J. Nardi
                                           ---------------------------
                                       Name: Stephen J. Nardi
                                             -------------------------
                                       Its:
                                            --------------------------

                                       PRIME GROUP REALTY TRUST

                                       By: /s/ James F. Hoffman
                                           ---------------------------
                                       Name: James F. Hoffman
                                           ---------------------------
                                       Its: Senior Vice President
                                           ---------------------------

                                       PRIME GROUP REALTY, L.P.

                                       By: Prime Group Realty Trust
                                       Its: Managing General Partner

                                       By: /s/ James F. Hoffman
                                           ---------------------------
                                       Name: James F. Hoffman
                                           ---------------------------
                                       Its: Senior Vice President
                                           ---------------------------

                                     -3-